Listing Report:Supplement No. 44 dated Sep 02, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 377536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,788	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	LuvinStarzz	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Debt from College
Purpose of loan:
This loan will be used to pay credit debt from college.?

My financial situation:
I am a good candidate for this loan because I pay more than the minimum payment each month on all of my cards.? I have not defaulted or missed any payments.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 0
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 850
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	4y 4m
Amount delinquent:	$785	Revolving credit balance:	$6,520	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fortheteam662	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Got ripped off, starting over...
Purpose of loan:
This loan will be used to help me get back on my feet.? From October of last year, till June of this year, I had been working for a contracting company doing retail maintenance work.? I was contracted for $50/hr, and was getting 30+ hrs a week.? Everything was going good for the first few months, but in February the payments started slowing down and stopped altogether.? I am in the process of suing this company, but it seems like this whole process is taking forever.? In June, I stopped working for this company, and took on 2 of his major accounts for myself.? I have 32k of recievables coming in, and of that money almost 15k needs to be paid out.? I just need this loan to get through the next couple of months, until cashflow becomes good.? The accounts both pay on a net 60.? Thanks for looking at my listing, please know that I have been a long time Prosper lender.

My financial situation:
I am back on my feet financially, and just need a little push to get over the hump.? I work in the commercial construction industry.
Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 375
??Insurance: $ 312.50
??Car expenses: $ 224.00
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$245.84

Auction yield range:	14.23% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	31%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	1y 3m
Amount delinquent:	$374	Revolving credit balance:	$81,488	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	parsec4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate My Credit Cards
Purpose of loan:
This loan will be used to?refinance a credit card.? Due to recent?bank changes, credit card companies are?have raised interest rates to rediculous amounts.? I currently have a Wells Fargo Card with a $6200 balance.? I would like to refinance this card into?a payment with a reasonable rate that allows me to paydown and payoff this debt.

My financial situation:
I am a good candidate for this loan because I currently pay on this existing debt and have never had a late payment.? I currently have a very good job, with steady income.?

Monthly net income: $ 10,400 Gross, $8,600 net on a 26 week pay period.? Adding the two extra payroll periods, it is approx $9,300/mo.

Monthly expenses: $
??Housing: $ 0, live with inlaws
??Insurance: $ 340 Car, $120 Life
??Car expenses: $ 820, car payments
??Utilities: $?300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500, includes?the debt I want to refinance.
??Other expenses: $ 1500, net expense between rental income and rental house mortgage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	59%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,807	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rwphill	Borrower's state:	Oregon	Borrower's group:	Professional Capital
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,750.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008) 600-620 (Mar-2008) 580-600 (Dec-2007) 600-620 (Oct-2007)
Principal balance:	$1,877.15	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off high-interest credit cards
Purpose of loan:?
To pay off (and cancel) high-interest credit card debt.

My financial/work situation:?
I am employed full-time as an attorney. My firm has a state indigent defense contract, and I work primarily in juvenile dependency and termination of parental rights defense. Additionally, I am developing a private practice in domestic relations and child custody law. I receive a flat salary for my contract work, and a percentage of billings for my private work. I have credit card debt built up from?the time spent unemployed while looking for a job, and would like to pay it off and/or down to reduce my monthly payments. For note, my wife also works full-time as an ESL instructional assistant at a local high school, and is pursuing her masters degree in education with the goal of becoming a high school science and math teacher in the next two years.

Monthly net income: $ 4,000 - $ 1,000 from my wife, $?3,000 from me (though it varies between approximately $ 2,800 and $ 3,200 per month based on billings)

Monthly expenses: $ 2,800 in fixed bills, approximately $ 1,200 in variables (food, gas, medical,?etc.)

Plan for repayment:
I am fully able to meet all of my monthly financial obligations now, and I do not anticipate my expenditures?changing significantly in the near future. As I build my private practice, I anticipate my private billings--and therefore income--increasing as time goes on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$94.33

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	9%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,116	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	imxavierj	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Help to consolidate!
I am relisting this because after I did it the first time (just one day ago) it became pretty obvious to me that I'd have to put some more information out to you lenders about what's been going on with me.

Purpose of loan:
To save some money, I'm looking to get the interest rate down on some current debt.

Why I am a good candidate:
I have worked in the IT field for fifteen years and I develop high-powered web and Windows applications.? In my personal life, I support my two year-old son and 16 year-old daughter.? I am a strong believer in keeping my word, because what goes around comes around.? Thanks for taking a chance with me.

I'll be more than glad to answer any questions you have.

My financial situation:
My credit's not terrible, and I earn $7917 a month (gross).? I check my credit often, at least once a month.? My credit scores are all high sixes / low sevens.? I'm pretty conscientious, 'cause I have to depend on myself!!

Monthly net income: $ 5373

Monthly expenses: $ 3392
??Housing: $ 1612
??Insurance: $ 85
??Car expenses: $ 364
??Utilities: $ 190
??Phone, cable, internet: $ 225
??Food, entertainment: $ 630
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 136

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$198.09

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	30%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,452	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	honorable-responsibility7	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Divorce
Purpose of loan:
This loan will be used to help me with my divorce.

My financial situation:
I am a good candidate for this loan because I always pay loans on time.

Monthly net income: $ 6000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1998	Debt/Income ratio:	40%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	13y 8m
Amount delinquent:	$77	Revolving credit balance:	$1,037	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rocknralo	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,750.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 620-640 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Enclosing a carport
Purpose of loan:Enclosing a carport
This loan will be used to?
building materials and labor
My financial situation:Good
I am a good candidate for this loan because?I pay my bills on time

Monthly net income: $ 2160

Monthly expenses: $
??Housing: $323
??Insurance: $165
??Car expenses: $192
??Utilities: $120
??Phone, cable, internet: $300
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $475
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.20%	Starting borrower rate/APR:	13.20% / 15.59%	Starting monthly payment:	$50.69

Auction yield range:	4.23% - 12.20%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	10%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,894	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	funds-stronghold	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit card
This loan is to pay off a high interest rate credit card. The company recently raised our rates to almost 30% even though we had never been late or missed a payment. My wife and I would like to pay it off and close it. We have the cash in savings to pay it off with but with baby #2 on the way we would like to keep as much in savings as we can. I plan on having this loan paid off within the next 3 months using the income from a second job and savings if we have to.

I am a good candidate for this loan because my wife and I never miss payments and always pay on time. I have also recently started a company and plan on using the propser community for capital within the next year. So my rating on this site is EXTREMELY important to me! I would like to have a 100% positive score on propser by the time I need to use for business which is another reason that we do not just use our savings to pay off the credit card account.

We have almost 2,000 dollars of disposable income each month which is also why I am confident that this loan will be paid off within the next 3 months.

If you have any questions please feel free to ask and I will answer them as soon as I can.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,558	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	richardopat	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,622.16	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Need to update software
Purpose of loan:
This loan will be used to update my software, as I am a graphic designer.

My financial situation:
I am a good candidate for this loan because my main client is 3M Company, they are net 60 days receivables, so I am a little short until the next 2 months. I always pay back my debts.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $500
??Insurance: $100
??Car expenses: $300
??Utilities: $35
??Phone, cable, internet: $50
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $25,000
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 12.67%	Starting monthly payment:	$31.86

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1997	Debt/Income ratio:	25%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$101,010	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	credit-keeper767	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start goodprosper borrowing history
Purpose of loan:
This loan will be paid onto?a credit card.? I am hoping to start a borrowing history with prosper so that I may have a better chance of having a larger loan funded at a later time.

My financial situation:
I am a?great candidate for this loan because I always pay my debts. My wife and I are both workaholics with?two beautiful daughters to take care of. We both need to free up some extra money every month to continue to pay off debt?and save for emergencies. We try to help out others as much as possible and can use some help now for ourselves.

Monthly net income:
My monthly net income is $2,300 Plus Overtime (My anual Gross income last year was $42,000)
My wife's monthly net income is $2,400
I have also received $80/month for the last four years
I also receive five?to eight hundred dollars a month from my live in nanny and her husband who had fallen into some bad luck they are repaying me for their medical bills and car.

Monthly expenses:?
??Housing: $ 1,470
??Insurance: $ 200
??Car expenses: $ 315
??Utilities: $ 300
??Phone, cable, internet: $ 180
??Food: $?700
??Clothing, household expenses $ 0
??Credit cards and other loans: $?1,085
??Other expenses: $ 600 Babysitting
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,435	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	a-cognizant-yield	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to grow current business
Purpose of loan:
This loan will be used to buy equipments woth of $25,000. I have $10,000 of my own to invest in current business.

I am a good candidate for this loan because I am a owner of a successful BP Gas Station with? strong credit rating which shows my ability to pay back. I have a strong history of paying my dues without any missed payments or deliquencies. My current gas station business equips a small busy resutaurant and convinient store which is surrounded by small business and huge neighborhood in downtown which needs to expand with strong demand of food. I am very confident about the success of my business, as it stood firm against all the financial downturn and recession from past two years and was able to make profit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$311.97

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1997	Debt/Income ratio:	35%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,014	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	elated-transparency9	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car was stolen need to buy used car
Purpose of loan:
This loan will be used to purchase a used Auto.? This is a 1999?vehicle and most lenders will not lend towards anything lower than a 2002.? This is a very reliable vehicle I am buying from a?private seller.? This is a one owner vehicle with good maintenance records.? My vehicle was stolen 3 weeks ago and I need?transportation to work.?

My financial situation:
I am a good candidate for this loan because I injured my credit a bit back in 2006 due to an unemployment situation and a mortgage.? I am a college educated software engineer and have been rebuilding my credit over the past two years.? I am currently employed with a great company and am coming up on 3 years with this company.? I had $23,000 in credit card debt in 2006 and I have knocked that down to $9,000 in the past 2.5 years.? My insurance company will be paying the balance in full on my Truck in 2 weeks?because it is deemed?a total loss, but this debt still shows on my credit report and hurts my debt to income ratio.? My score is still 630+ despite all of this.? I now have live as a roomate with a $500 per month all bills paid situation.? I could also possibly put down $1500 towards the loan.

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 74
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1250
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	8.23% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1991	Debt/Income ratio:	21%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$59,962	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Casual72	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007) 700-720 (Oct-2007) 740-760 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Debt Swap
Hello all-???

This is another try at a third loan. I have paid 2 off previously.?

I will be using this money as a straight up debt swap with one of my few remaining credit cards.?

I am a good candidate for this loan because I pay my debts no matter what. I have a secure job, and I have significant life insurance.

BANKS and CREDIT CARDS lend to me at rates under 10%. Except for this one, American Express. I?have a $20,000 UNSECURED line of credit at 9% (which currently has $7,500 I used to lend to a friend on her listing). Investors should look at this listing as high grade commercial paper - only safer. If this bid fails or the interest rate is not low enough, I won't accept the loan. I am trying to use Prosper because I believe in it, and I want to help build Prosper, but quite frankly I don't need to borrow the money, I can get it from my credit facility or just leave the debt as is. The rate is high but not outrageous.

I reported my income as $100,000 which shows as $100,000+. This is my base salary with no overtime and is the LEAST amount I can make in a year. It would be virtually impossible for me to make that little, as I make a lot of overtime (some of it REQUIRED). I made over $110,000 per year and anticipate making $100,000 at LEAST, every year from now on. But for lending purposes go ahead and use the $100K.??

As with my last loan, I can guarantee payment, but cannot guarantee how long it will be out there. I will leave it out at least 12 months, as I do not want to have people bid only to have the loan paid off in 2 or 3 months.

Good luck to all on Prosper and thanks in advance for your consideration -Caz

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 2,650
??Insurance: $ 50
??Car expenses: $ 100 (gas)?
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 1,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$296.70

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	10%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	32y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brilliant-dinero5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
'Helping My Sister"
Purpose of loan:
This loan will be used to? help my Sister.? We all need help at one time in our lives and She is in need at this time.? I had originally thought of taking the money out of my 401K, but after checking I am told at this time there would be penalty I would have to pay.
My Wife had heard about Prosper and suggested that I give it a try.? Unfortunately in our state we can borrow but not lend.? I hope our state will be a part of your loaning program soon, I am definitely interested.
Thank you for considering this loan.

My financial situation:
I am a good candidate for this loan because?I am creditworthy with stability of the same job, house and married to my Wife for over 30 years.
Have even lived in the same state all my life with the exception of my stint with the Army.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	1y 1m
Amount delinquent:	$181	Revolving credit balance:	$3,437	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ashleyn12	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 85% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	2 ( 15% )	600-620 (Jul-2008)
Principal balance:	$620.90	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off Credit Cards
I am using this money to pay off the rest of my credit card debt. I would prefer to only have 1 payment a month to prosper as opposed to having various amounts of payments to make.

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,240.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$327.62

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional capital for start-up bus
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$83.02

Auction yield range:	4.23% - 10.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1993	Debt/Income ratio:	28%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,151	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	speedy-justice8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom Remodeling
Purpose of loan:
This loan will be used to put new tiles,replace panels,replacetoilet,sink and new fixtures also electrical work is required as wll need to install a new larger window.

My financial situation:
I am a good candidate for this loan because,I'm in a good financial shape,pay all my bills on time and and have a steady and reliable job.

Monthly net income: $ 2400.00

Monthly expenses: $ 1250.00
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 50.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	20y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,193	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	affluence-master7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stripe It Rite NEEDS Equipment!!
Purpose of loan:
This loan will be used to? Purchase some needed new equipment for the business, consisting of Traffic Control Devices for a couple of contracts we already have been awarded.

My financial situation:
I am a good candidate for this loan because? I have owned and operated my?business for 20 years and have a very good credit rating.? You will make a nice return on your investment.

Monthly net income: $ 6000.00+

Monthly expenses: $ 2984.00
??Housing: $ 484.00
??Insurance: $ 200.00
??Car expenses: $ 100.00
??Utilities: $?250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,697	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hard-working-return2	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need equity for larger loan
Purpose of loan:
This loan will be used to? provide the needed equity for a start up business loan.

My financial situation:
I am a good candidate for this loan because? I am current with my creditors and make my monthly payments on time. I am ready to start a business and have 20 years of background in the field.?I have a viable business plan?that has been?reviewed favorably?by?the mentor of the Small Business Development Center in our town.?The banks I am working with require 10 percent personal equity and I do not have enough savings. This loan will provide the additional equity needed. Once up and running my business will facilitate comfortable repayment of the loan. It will provide the opportunity?for the?successful future?of my family and me. Thank you all for the consideration.

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 100.00
??Car expenses: $ 182.00
??Utilities: $ 210.00
??Phone, cable, internet: $ 127.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $?285.00
??Other expenses: $ 25.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,443	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	loan-ally	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Independent venture
Hello,
?This loan will be used for an independent venture I am looking to explore. The market is in a very difficult place and this is my only option to making my venture come to life.

I am excellent at making payments on time and in a professional manner. I look forward to working with you on this matter.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2002	Debt/Income ratio:	40%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,245	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	finance-reformer	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a new chapter
Purpose of loan:
This loan will be used to?Pay off all of my debt once and for all.. The credit cards?will be torn up so I can never use them again.?

My financial situation:
I am a good candidate for this loan because?

In this rough economy, I have dug myself a hole and have run up two credit cards.? Plus, it didn't help the company I work for cut my pay and OT hrs. I want to pay these two cards off, and I want to never be able to use them again.? I was not smart with my money, and would just say to myself, can I afford the monthly payment.? Well, that thinking has gotten me into to debt where I just can't sleep at night..I want to use this money to pay off all of my debt. I have never been late on a payment, and I plan on never being late. I am a very trustworthy person who needs a chance to whipe away his past.. If I get this money, I will be so blessed and pay off all of my debt once and for all. I will not have to worry about whether or not the interest rate will go up like my CC companies are doing right now... There's no risk if you loan me money because if someone helps me out I am definitely going to make you some money...

Monthly net income: $ 35,000

Monthly expenses: $
??Housing: $ 1187
??Insurance: $ 50
??Car expenses: $ 250
??Utilities: $ 120
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-cerebral-revenue	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Traing Materials-Free NOLA Seminars
Purpose of loan:
This loan will be used to create the training materials for 8 free training seminars at the New Orleans Web Expo to teach people Internet skills for employment and help contribute to the rebuilding of the Ninth Ward in New Orleans by supporting MakeItRightNola.org.

My financial situation:
I am a good candidate for this loan because I have 9 years of online business and I am an AMA certified trainer.
Monthly net income: $ 1100-1800

Monthly expenses: $ 980 total
??Housing: $ 775
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 75
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 0
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1997	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	5
Screen name:	dollar-huckleberry	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some debts
Purpose of loan:? This loan will be used to pay off some debts.
This loan will be used to?

My financial situation:? I am a good candidate for this loan because I am trying hard to regain the financial responsibility I exhibited in the past.
I am a good candidate for this loan because?

Monthly net income: $ 2060?

Monthly expenses: $ 1899?
??Housing: $ 467?
??Insurance: $ 52
??Car expenses: $ 50?
??Utilities: $ 325?
??Phone, cable, internet: $ 180?
??Food, entertainment: $ 200
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 500
??Other expenses: $?75?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	34%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,884	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neva27k	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$166.33	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
My second loan

Purpose of loan:?
debt consolidation
My financial situation:?
This is my 2nd loan w/prosper.? I am ahead of schedule in paying on first and am continuing to whittle away at making my finances better.??As of Today I owe 170.00 out of the? 11,500.00 I borrowed.? The unfortunate thing is that all my efforts didn't show up on my credit report.? The loan didn't show up anywhere. (?)??Despite the fact that my?rating has dropped, I have been very diligently?making efforts to consolidate and get rid of unsecured debts. I guess it doesn't happen overnight, and it's going to take a lot of work from me to get there.? I bit off a lot with my 1st loan of 11,500.00. I managed it, but I think I'd like to go a little smaller.? I understand that you're not going to look at my loan request first because I'm rated HR, but I do hope the fact that I've never defaulted on any loan, and that I have managed my 1st loan here and am ahead of schedule are?both factors worthy of consideration.

?(I will also use the funding from this loan and pay it off my first loan, the balance is less than $200.00)? Feel free to ask me any questions you have.

Updates:
Monthly net income: $ approx 3702.00

Monthly expenses: $
??Housing: $??480.00
??Insurance: $ 150.00
??Car expenses: $ 360.00 (car payment)
??Utilities: $ 500.00
??Phone, cable, internet: $ 250.00
??Food, gas: $?300.00?
??Clothing, household expenses $?250.00
??Credit cards and other loans: $?795.00
??Other expenses: $ 300.00? (gas, misc bills)

My household:
1 child (10) and my spouse?to whom I've been married for 17 years?(whose income I did not consider in my listed income above).

We own our own home, have lived here for 15 years and have two vehicles, a 1998 ford ranger and a? 2008 Dodge Caliber (leased) (which I would love to get rid of to cut costs.? I haven't found a buyer for it yet so I can exit my lease without penalty.)

My employment:
I have worked for the same agency with the State of Ohio for 19 years and handle a lost time disability caseload for work related injuries.??

I shop for clothes and household goods @ Goodwill and yardsales in an effort to save $$. I also buy used and broken electronics, fix them and resale them as a hobby and to generate a little 'mad money'

I am committed to making my situation better, and I acknowledge it won't happen overnight, but I will do it even if it's a few bills at a time.? I will do it.

Thanks again for all your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2005	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$14	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	blooming-dollar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will be used to grow my existing IT consulting business.? The business is doing well right now and I believe I can grow my existing revenues with extra capital input used to hire new employees and pre-order equipment instead of turning away extra work.

My financial situation:
Right now I have a monthly net outflow of only $600 for office expenses and a monthly net inflow of $2500 on top of my existing full time job as a network administrator after all expenses are paid.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 250
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 130
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 600

Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$73.80

Auction yield range:	17.23% - 28.49%	Estimated loss impact:	19.66%
Lender servicing fee:	1.00%	Estimated return:	8.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1992	Debt/Income ratio:	14%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$3,209	Revolving credit balance:	$3,502	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	leverage-hammock	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
790 Credit Score, Zero Lates
Purpose of loan:
This loan will be used to put towards some working capital to further promote the selling of my U.S. patent protected ?Ultimate Golf Tool? (Patent # 7535985) shown in detail in the enclosed picture.? The tool itself is one of the most innovative golf products in the industry.??My tool features 8 distinct functions in 1 tool, comes in either gold or silver color and?the detachable ball market can be designed with either a corporate logo, monogrammed with a person?s initials or just a plain generic ball marker.?Currently the tool is being sold to well known green grass shops such as the Breakers in Palm Beach and Doral Golf Resort and Spa, was featured in Business Week magazine as well as Advantages magazine, and has also been see in Norm Thompson catalog.? This loan will give me cash flow needed to create the necessary push to enable me to attract a national sales force of independent sales representatives that will target three distinct sales channels: Advertising Specialty market, catalogue retailers and golf pro shop retailers. The recruitment of these sales reps will cost a total of $ 800 (will be using Golfrepconnect.com, golfsurfin.com and usgolfjobs.com), while the remaining $ 950 will go towards various mailings?and reserve capital to handle payments while things have a chance to continue to blossom.
My financial situation:
I am an EXCELLENT candidate for this loan because over the past 10 years plus, I have never been late with a payment on any of my trade accounts.? All in all I only take on debt that I can handle.? I see that I have an HR rating due to a ?delinquent account?, and have done the necessary research to find out what happened.It turns out that an MRI I had done a few months ago was never paid by my insurance, and now they are trying to hit me with the bill.I have started an appeal on this, but I am confident that it will be corrected within 30 days.Otherwise, I have built an impeccable record since the early 1990?s and I would not look to sabotage that for a $ 1,500 loan.? I would be more than happy to furnish anyone with a full credit report as well as a sample of my golf tool.? In regard to this particular loan, I have already calculated all of my numbers and this loan payment will not affect my current life style at all should I need to pay it back from my job earnings, rather than through the actual business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.98%	Starting borrower rate/APR:	22.98% / 25.26%	Starting monthly payment:	$309.59

Auction yield range:	8.23% - 21.98%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1987	Debt/Income ratio:	15%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	4	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	goodhearted-interest	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Heating and Kitchen update
Purpose of loan:
This loan will be used to purchase a gas furnace and update my old kitchen.? I have not remodeled the kitchen since the early 70's and need to upgrade my furnace as it is getting old.
My financial situation:
I am a good candidate for this loan because I do not have any debt other than what I would borrow on Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$305	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spiritual-loot	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Financial Independence
Purpose of loan:
This loan will be used to?
buy full sets of season tickets for major market teams, that?I then take and sell games individually. I grew up with no money and have this wonderful idea, now?I just need any help to get myself moving faster. I only want to?do what my parents couldnt... which is live somewhat comfortably.??
My financial situation:
I am a good candidate for this loan because?
I already have $10,000 of my own money invested in tickets, and?I have the new sets on standby just waiting for me to acquire the money. These are major market sports teams?I carry.
Monthlynet income: $ 3000.00
Monthly expenses: $ 1186.00
??Housing: $ 400.00
??Insurance: $?66.00??Car expenses: $ 372.00
??Utilities: $ 40.00
??Phone, cable, internet: $?30.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1991	Debt/Income ratio:	76%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	88	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,138	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	money-paradise	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Equipment for Business
Purpose of loan: This loan will be used to purchase a small fuel efficient vehicle for my new courier business that I am starting.

Financial situation: I am a good candidate for this loan because I pay all my bills on time, and I have clients in line for the courier service so I will have a reliable income from the business in addition to my current income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	8.23% - 11.00%	Estimated loss impact:	8.23%
Lender servicing fee:	1.00%	Estimated return:	2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	36%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,478	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	justice-vibraphone	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wild Mushroom
Purpose of loan:
This loan will be used to? Expand an existing small business

My financial situation:
I am a good candidate for this loan because?A proven product,?celebrity status in the restaurant industry??I have decades of experience in the food industry and hve good steady income.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 2000
??Insurance: $
??Car expenses: $ 300
??Utilities: $150?
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1997	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	5	Length of status:	2y 9m
Amount delinquent:	$355	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vibrant-greenback	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get ahead
Purpose of loan:
This loan will be used to pay off old bills that I thought i had taken care of. I am tring to clean up past mistakes and need some help to try to get back on the right track.

My financial situation:
I am a good candidate for this loan because while my current credit standing is not very good Im trying to get it cleaned up. I work for a private company that is going strong and expanding. I am also a full time employee that has a guarenteed 40 hour work week every week.??I also have recently paid off a 5 year loan on my car.
Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 75.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.08%	Starting borrower rate/APR:	30.08% / 32.46%	Starting monthly payment:	$127.49

Auction yield range:	11.23% - 29.08%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1998	Debt/Income ratio:	26%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	3y 7m
Amount delinquent:	$71	Revolving credit balance:	$7,722	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	StrongmanMatt	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No way a D!? 720-740 Credit Rating!
Purpose of loan:
This loan will be used to?
In February my family purchased a 2 year old, nice, forclosed home close to the school where my wife and I are both teachers. The home was in good condition, but desperately needed plumbing work, a fence, and new carpets/flooring as the previous owners had?pets that had destroyed the floors of this beautiful home. We opted to pay for most of the improvements out of our pocket, but need to recoup some of the cost, so that we may finish our repairs.

My financial situation:
I am a good candidate for this loan because?
My wife and I have been teachers in the same school district for 5 years. We are very responsible people with with very little revolving debt (the revolving debt on my credit rating is for hardwood flooring that we put in the home on a 0% interest rate direct from the flooring company) . I do not own a credit card, nor will I. I have EXCELLENT credit as can be noted by my FICO score in the 720-740 range. I also just finished my masters degree in March of this year and will be looking to move to an administrative (principal) position next year. Please help us reduce the financial strain of purchasing a home and making the proper improvements so that our home is a safe, clean place to raise our family.

This loan WILL be paid off within?18 months?and I will double my first payment on the first day the loan is funded?to prove how serious we are about our credit and paying this loan off. Also, of course the loan will be paid through automatic deductions each month for further peace of mind.

Note: The delinquent account is for a library book that was returned years ago and has been disputed with all the credit reporting agencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2002	Debt/Income ratio:	16%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	0y 9m
Amount delinquent:	$559	Revolving credit balance:	$3,641	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	basis-rose1	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Fence for Our Bulldog
Purpose of loan:
This loan will be used to build a fence for our English Bulldog to run and play.

My financial situation:
I am a good candidate for this loan because I have a really reliable job with a good salary.? I have my Bachelors in Nursing and I am an RN.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$181.34

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,855	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wealth-acrobat8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off credits cards and pay down car loan
My financial situation:
I am a good candidate for this loan because?
I have always had consistant income with ability to repay and also because our financial situation will change when my wife returns to work.
Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 83.00
??Car expenses: $ 180.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 200.00 we have a garden and use for most of our cooking
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 5,000
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.88%	Starting monthly payment:	$42.12

Auction yield range:	11.23% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,756	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	TXHPOG	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High interest credit car
Purpose of loan:
This loan will be used to pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because I am making monthly payments already but would like lower interest on my debt

Monthly net income: $ 4200????????

Monthly expenses: $
??Housing: $ 500????
??Insurance: $? 250
??Car expenses: $
400??Utilities: $ 100
??Phone, cable, internet: $? 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 400?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1994	Debt/Income ratio:	40%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,476	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	the-worth-human	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New FURNACE & Home Improvements
Purpose of loan:
This loan will be used to have a new hot water boiler furnace installed, including "zoning" areas throughout the house at an estimated price of $11,000.00 including furnace ($8,000) and labor).? Present furnace is original w/house 50+ years old. Sure to save a lot on heating costs!! Have just completed some MAJOR renovations of house, but short on cash for furnace installation and a few additional items like upgrading kitchen countertops, flooring, etc.

My financial situation:
I am a good candidate for this loan because I have worked for the same employers for over 20 years--we left a large law firm in May of 2006 and opened a new firm.? When economic times are bad, the legal profession gets busier!!? I have lived in the home that I recently remodeled since 1997.? In addition to my employment income, I also receive child support and maintenance, making my monthly take home income over $3,100.? My current payments are mortgage ($1,110.29) and vehicle ($430.00) and utilities ($240.00) and one credit card with a balance of approximately $1,500.00 The rest are all paid off! I cannot borrow the money from a bank as a furnace is not considered "security" and I recently re-financed my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$307.61

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1985	Debt/Income ratio:	27%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,736	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	coin-commander	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kill the cash kings
Purpose of loan: The sole purpose of this loan is to pay off all my credit card debt.?

My financial situation:
I am a good candidate for this loan because because I pay all my high interest credit cards on time and I do not have one late or missed payment in my credit history.
Monthly net income: $ 3600

Monthly expenses: $
??Housing: $?1200
??Insurance: $200
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$131.68

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1987	Debt/Income ratio:	19%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$34,152	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	resplendent-coin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Veterinary care for feral cats
Purpose of loan: I take care of a feral colony of 35 cats. All females have been spayed, almost all males neutered, and there have been no kittens since May 2006. About 25 of the cats are too wild to be handled, and the remaining 10 are still too shy to be placed in other homes. If the wild cats get sick or injured, usually the only practical option is euthanasia. For the others, I try to give them a fighting chance at a comfortable life as they age. My latest situation involves a six year old cat with asthma; she recently developed a complication that required her to be kept in oxygen at the UCDavis Vet Hospital. There is a chance she will recover on her own (cost ~$1500), but she may need a 'scoping' to clear obstructions in her throat (~$3500). Any leftover funds from this would go to pay off previous expenses for food and veterinary care. My financial situation Monthly net income: $3,080 Monthly expenses: Housing: $788 Insurance: $71 Car expenses: $0 (no car) Utilities: $150 (including city services) Phone, cable, internet: $120 Food, entertainment: $350 Clothing, household expenses $50 Credit cards and other loans: $1,030 Other expenses: $400 (food/care for ferals and my own cats) Additional informationI have worked with the Feral Feline Organization (feralfeline.org) and SPCA (yolospca.org). Alley Cat Allies (alleycat.org) is a useful source of feral cat information, if you are interested. Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,240	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dinero-volcano1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to grow green energy business
Purpose of loan:
This loan will be used to? grow my home inspection/commercial inspection/Energy Star/NAHB Green/Leed company

My financial situation:
I am a good candidate for this loan because?
We are adding new clients daily with the new energy audits required by the government
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1999	Debt/Income ratio:	23%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,716	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	courageous-p2p	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Loan Paying Off Electric Compa
My financial situation:
Thank you for the short term loan. I was suprised to get a 700.00 bill from my Electric Company. I will be able to Pay you back?next month when I get paid on Oct 2nd 2009

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 200
??Car expenses: $ 575?
??Utilities: $ 700.00 (only this month)
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	27.01%	Starting borrower rate/APR:	28.01% / 30.36%	Starting monthly payment:	$827.38

Auction yield range:	8.23% - 27.01%	Estimated loss impact:	9.15%
Lender servicing fee:	1.00%	Estimated return:	17.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,901	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	silver-formula	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my daughter with schooling
Purpose of loan:
This loan will be used to help my daughter with school.? She's wanted to get a loan herself but I insisted I'd do it because I didn't want her?to mess up her credit score as we all know college students make a heavy dent in credit ratings. So she'll just pay me back and we've drafted up a whole deal for it.

My financial situation:
I am a good candidate for this loan because I have a six figure income and a steady job that I've had for over ten years.? I am happy to pay back all debts owed but need cash fast and I like the idea of people lending to one another, helping each other out instead of banks using citizen's money for their own selfish gains.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$967.74

Auction yield range:	17.23% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,259	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GDE1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying out Partners in Retail Store
I Currently own a portion in a 27 year old retail operation in Los Angeles CA. I have the opportunity to take over the business by buying out our partners. I have worked the business and understand all aspects of how it runs. The average monthly gross is $55k (55,000), and the monthly net is $7200. The repayment for this loan will come from the net and also there is approximately 150k worth of excess inventory that I will be able to liquidate for further cash use. The purpose of the loan will be to purchase the partners out and take over the operation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$906.70

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1987	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	6y 0m
Amount delinquent:	$104	Revolving credit balance:	$15,247	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	impressive-auction1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Secured Business Loan
Purpose of loan:
Working Capital for business.? The firm has collateral to secure the loan if needed.

My financial situation:
Good despite low credit score.? My partners and I own an equipment leasing company that requires a large amount of capital and this impacts my personal credit score.

Monthly net income: $
$5,000
Monthly expenses: $
??Housing: $ 1245
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	38%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,713	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enchanted-justice	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Project
Purpose of loan:
This loan will be used to? allow us to make home improvements and more.? We have a rather unique situation that we hope you'll consider: My elderly widowed mother-in-law currently lives by herself in a rural area nearby on 4.5 acres and in a house that is increasingly in need of repairs.? She is in good health (breast cancer survivor for almost 10 years!) but due to natural aging she is in greater need of us to help her around the house.? We are in the process of repairing and remodeling her place so that we can sell it so that she can live with us.? Also, my husband & I are living in a small, cramped apartment and are wanting to start a family and have children but we have no room where we are.? By selling the house (which does not have a mortgage against it) we can take the proceeds, coupled with our rent money, and buy a modest place (in this great buyers market) that will be suitable for the three of us and to raise a child or two.? This loan will allow us to finish the improvements and repairs to the house.? We are currently remodeling the kitchen, including replacing the cabinets (which are deteriorating and coming off the hinges), and are wanting to do some painting and other repairs as well.? Some small amount of this loan may also be used for husband's dental work (crown and possible root canal) and for car repairs.? My husband is currently self-employed making money doing computer work, but his income is not steady right now.? This listing is based on my own income at my steady job, not including anything from my husband's work (which would add to our overall income).? My mother-in-law will also be contributing to pay back this loan.? Actually, we plan to pay off this loan within a few months (toward the end of this year or maybe early next year) after we finish making the improvements & repairs and then selling the house.? Once we sell the house we would easily have the means and would be eager to pay back this loan in full.

My financial situation:
I am a good candidate for this loan because? I have stable employment.? I am very frugal and careful with my expenses.? I have never defaulted or been late on any bills or payments of any kind.? I would never ask for a loan unless I absolutely expected to be able to pay it back.? I just need a little help temporarily.

Monthly net income: $ 2600 (household)

Monthly expenses: $ 2195
??Housing: $ 695
??Insurance: $ 450 (health, auto, & life)
??Car expenses: $ 100 (fuel)
??Utilities: $ 100
??Phone, cable, internet: $?50
??Food, entertainment: $ 100
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 625
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Catch up rent, pay off credit cards
Purpose of loan:
This loan will be used to??Catch up rent and pay off credit used while?out of work.? Back to work now, much better salary, and just received excellent 6 week performance eval.

My financial situation:
I am a good candidate for this loan because? Single, not responsible for anyone else's debt.? No vices ie drinking or gambling.? Work all scheduled shifts and OT if available.? Live alone with dog and provide physical but not monetary support to 87 year old mother.
Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $ 450 payment plus gas
??Utilities: $ 207
??Phone, cable, internet: $ 175
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.23% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1993	Debt/Income ratio:	108%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,447	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Bashful07	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 720-740 (Feb-2008) 700-720 (Jan-2008) 720-740 (Dec-2007)
Principal balance:	$3,338.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off credit cards
This loan will be used to?Pay off all of our credit cards that have a high interest rate so we can cut them up and not use them any more.

My financial situation:?

I am a good candidate for this loan because?My?husband and I are in the process of wiping?out all credit card debt?and start saving for a new house we want to build in about?1 year.? We have been using the cards to upgrade this current house so that we can have a nice down payment on the new one when we sell this house.? This is our first house?together (which is a fixer upper) and we've come a long way in raising its value with upgrades.? We have not been late on any payments, and we both have very good?jobs currently 8 years each, which we plan to keep until retirement.??If you have any questions please ask.?????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$329.58

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1983	Debt/Income ratio:	31%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	32 / 30	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$91,709	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	affluence-pioneer874	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008)
Principal balance:	$7,687.02	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay off some High Interest Credit
Purpose of loan:
This loan will be used to close other debt and consolidate it into a single payment.? With the reduction in home values I have not been able to get a Home Equity line to consolidate loans.? I am also a lender here on Prosper to other borrowers !!!!? I think the Prosper Rating is also Wrong as I have NEVER Defaulted on Any payment.? I have lent money to 2 so called A Borrowers and they are in default while my E's are 100% on Time.?

My financial situation:
I am a good candidate for this loan because I have never been late on Any payments and I have a solid job.? I made some mistakes taking out loans from high interest lenders to cover costs for my kids and other issues.? This loan will be used to reduce payments on other lines and to close them reducing my debt burden.? I have a perfect payment record but due to volume of debt my score is lower.

Monthly net income: $ 12000
Monthly expenses: $
??Housing: $4600 ???
??Insurance: $ 800
??Car expenses: $ 450 ????
??Utilities: $ 300 ????
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$880.02

Auction yield range:	17.23% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,354	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loot-injector4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for small business
Purpose of loan:
This loan will be used to? purchase some equipments for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of equipments and paying monthly rents for an office.

My financial situation:
I am a good candidate for this loan because? I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$131.68

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	28%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$25,880	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	adventurous-hope	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Credit - Always Pay On Time
I?m looking for a loan to replace two high-interest credit cards ($2,400 at 22.99% and $1,500 at 27.24%) so that I can pay off my debt faster and buy my first home.

I've been working for non-profit organizations for my entire career and while this work is tremendously personally rewarding, the position I held right out of college paid very little and I knew nothing about budgeting so I accrued credit card debt. I now make twice as much money and am working on paying off my debt but I have balances left on two high interest cards.

Monthly Budget
Net Income- $2,980
Fixed Expenses- $1230 (rent, utilities, car sharing, prescriptions, etc)
Variable Expenses- $700 (groceries, clothing, haircuts, etc.)
Debt Payments- minimum payments add up to $850 but I pay $1050

Debt Breakdown other than the two cards:
Personal Loan- $10,000, 9.9%
Credit Card- $20,000, 9.9%
Student Loan- $10,000, 4.75%

If my loan is funded at the starting interest bid, I will save $500 in interest!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$166.98

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	27%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$37,624	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	witty-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me help you! We all win!
YOU: feel great helping someone in need and investing your money for some sweet returns
+
I: pay off high interest rate credit card debt accrued during my post-college-minimum-wage-earning years (cards that decided to arbitrarily skyrocket my "fixed" interest rate despite my perfect payment records) quicker
= WIN

I'm trying to clear out this lingering credit card debt, but it's becoming scarier and more difficult to chip away at the principal as the credit card companies continue to raise my APR.? I'd much rather have the interest go to the kind people who are willing to hear my story and help than the banks who have made a killing off me in interest, only to "reward" my consistent, on-time payments with higher fees.

My financial situation:
I live comfortably in the sense that I've got food and shelter and paying all the bills is never a concern (my credit report's clean with no lates or baddies).? I'm basically painfully paying for all the credit card mistakes I made right out of college.? I now have a wonderful professional job and am putting all my effort towards my goal of a debt-free life.? I've been living modestly (roommate, car and college loans are paid off, no kids, etc) so I can aggressively pay off the consumer debt and work towards the future.

Thanks for considering my loan listing.? I'm happy to answer your questions to assure you that investing in me = win!

Monthly net income: $3850

Monthly expenses:
??Housing: $ 565
??Car expenses: $ 85 (car insurance and gas)
??Utilities: $ 35
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Credit cards and other loans: $ (hopefully going towards prosper!)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1985	Debt/Income ratio:	11%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	12y 0m
Amount delinquent:	$8,195	Revolving credit balance:	$393	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	docque56	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2006) 620-640 (Sep-2006) 520-540 (Aug-2006) 500-520 (Jul-2006)
Principal balance:	$698.39	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.15%	Starting borrower rate/APR:	31.15% / 33.55%	Starting monthly payment:	$120.63

Auction yield range:	11.23% - 30.15%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	42%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$27,441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	michi31	Borrower's state:	NewJersey	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 560-580 (Dec-2007) 640-660 (Apr-2007)
Principal balance:	$252.88	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Paying off cards from wedding
Purpose of loan:
Pay off some of the high interest cards I have (i.e. Gap, Kay Jewelers, PayPal, etc.).? Most of these I used for wedding expenses (exception of Gap) that I want to bring down.

My financial situation:
I am a good candidate for this loan because I have always been on time with all my Prosper payments from my first loan.? I have also been on time with the current cards/loans I have open.? I have more activity on my score report due to opening an account with BillMe Later, PayPal, and buying a new car.? The cards with a high credit belong to my mother, which I am an authorized user on and help her pay, as well.

Monthly net income: $ 1920

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 160
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$334.44

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1997	Debt/Income ratio:	21%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,966	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ChazM1980	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards
Purpose of loan:
To consolidate three credit cards down to one payment.? Reason for the high amount was that it was used to refurbish our house boat and get it back in the water.? That majority of the original amount has already been paid and this was the balance.
My financial situation:
I am a good candidate for this loan because?I have been with the same company since 1998 and even in this economy we have managed to maintain a back log out till April of next year so my employment is stable.
Bills each month are minimal...I have a company vehicle so no car payment or insurance to worry about.My house payment is $1000 per month and Electric is about $100, Dock fee of 300 per month for the boat, and other than that I really don?t have any other monthly bills other than my credit cards, that this loan will take care of.I also have a room mate that adds to my income off about $400 per month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	8.23% - 11.00%	Estimated loss impact:	6.43%
Lender servicing fee:	1.00%	Estimated return:	4.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,855	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brightest-income-amigo	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
Purpose of loan:
I am a franchisee of a national shipping reseller organization. I co-own 5 of these franchises. I currently have an opportunity to expand my existing business territory into a 6th territory and to purchase existing cash flow that will result in additional profits beginning in the first month due to consolidation of resources under the existing structure.

My financial situation:
I have outstanding personal and business credit and I have operated a successful and profitable business since 2002.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1993	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	0
Screen name:	chief3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Health Clinic Office Equipment
Purpose of loan:
This loan will be used to gain access to much needed equipment to expand my practice ability up to $15,000/ month.

My financial situation:
I am a good candidate for this loan because I have finally gained the ability to have my daughter start school as I am a single dad and have chosen not to utilize daycare to raise my child. When I first began a practice a made averaged $4,000/month in services with only $400/month overhead; however it got progressively harder to raise a 1 and 2 year old daughter. I decided to work at home. Now I have a chance to have a 2700 sq/ft clinic built out for free on a withheld lease through a friend, but I need a further leg up!

Monthly net income: $2000

Monthly expenses: $982
??Housing: $ 650
??Insurance: $ 60
??Car expenses: $ 30
??Utilities: $ 100
??Phone, cable, internet: $ 62
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	13%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sparkling-p2ploan	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cards to visit my kids
Purpose of loan:
I am going to be totally upfront, my ex wife and I filed for chapter 13 bankruptcy (the one where you pay part of the money back) over 7 years ago when we both were laid off and were expecting our second child and could not find work.? We paid out the five year repayment plan without so much as ever being late.? But I learned my lesson about having lots of available credit, even though that is damaging to your credit.? I would have a much higher score if I had more cards and had higher balances and available funds on all of them.....kind of an oxymoron I think but so be it.? I imagine that having this loan would also do a dual purpose by adding to my credit rating while enabling another trip to see my kids.
My financial situation:
I am a good candidate for this loan because?I am a very stable, responsible person.? I have been in my job and steadily moved "up the ladder" for over?9 years now.? I have stock investments and savings accounts to back any money loaned to me here.? I have very low debt to income ratio and I have always paid my?bills religiously every month.? I want to pay some of my higher interest cards?off so that I am paying a lower interest rate.? I do not use my cards for wasteful purposes, just?for making trips from Mississippi to?Colorado several times a year to visit my kids.?

Monthly net income: $ 6000.00 +

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 60.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 550.00
??Other expenses: $ 1300.00
.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$765.77

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1998	Debt/Income ratio:	27%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$10	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wise-goodhearted-wealth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Ring for a Young Doc
Purpose of loan:
This loan will be used to?
Help pay for a wedding and wedding ring for two young interns.

My financial situation:
I am a good candidate for this loan because?
My fiance and I are both young doctors. We are responsible. We will pay back the loan, of course.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	18	Length of status:	5y 1m
Amount delinquent:	$3,375	Revolving credit balance:	$2,971	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Hephaistion	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 600-620 (Sep-2008) 600-620 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Consolidating credit cards
Purpose of loan:
This loan will be used to pay off 4 high interest rate credit cards. The limits are not very big it's just the fact that i want to make one payment at a smaller interest rate.

My financial situation:
I am a good candidate for this loan because I have been in my job for over 5 years. My income has stayed the same during this time. I have payed my other prosper loan back early. I am continuing to rebuild my credit, the negative items on my credit report are from over five years ago. Since that time all of my payments have been on time or paid off early.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 510
??Insurance: $
??Car expenses: $
??Utilities: $ 35.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1994	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	46	Length of status:	11y 6m
Amount delinquent:	$3,460	Revolving credit balance:	$131,233	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generosity-prodigy2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Needed
Purpose of loan:
This loan will be used to? payoff high interest rate credit cards...

My financial situation:
I am a good candidate for this loan because I have high monthly?income and good credit?and should be able to repay the loan in a shorter timeframe.. Need to get the interest rates lowered.

Monthly net income: $ 4,000.00

Monthly expenses: $
??Housing: $
??Insurance: $ 100.00
??Car expenses: $ 430.00
??Utilities: $ none
??Phone, cable, internet: $ none
??Food, entertainment: $ none
??Clothing, household expenses $ none,? live with fiancee who pays all other bills...
??Credit cards and other loans: $ 23,000.00 credit card?and 54,000.00 credit card...
??Other expenses: $ None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	10%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	9y 10m
Amount delinquent:	$33	Revolving credit balance:	$60	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	vivid-platinum5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My daughters wedding
Purpose of loan:
This loan will be used to? For my daughter wedding

My financial situation:
I am a good candidate for this loan because? I was pay back what I owe and I want to give my daughter her dream wedding

Monthly net income: $ 4890

Monthly expenses: $
??Housing: $ 1480
??Insurance: $ 110
??Car expenses: $ 0.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2003	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$258	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	funds-silo	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for rent
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$544.02

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1991	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	11y 6m
Amount delinquent:	$54	Revolving credit balance:	$9,095	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adri02	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	560-580 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay?down credit card debt with high interest rates.???

My financial situation:
I am a good candidate for this loan because we are commited to finding a permenant solution to our current financial situation.? I have worked for the local utility company since 03/01/98.? I am a ditchtender, provide local farmers access to the water they need for irrigation.??? We have changed our spending habits,? live by a budget and purchased our first home in September 2009.???I would like to consolidate all credit card debt so I can just make one monthly payment with a lower interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$244.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	17	Length of status:	6y 4m
Amount delinquent:	$767	Revolving credit balance:	$265	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GAHeel	Borrower's state:	Georgia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 520-540 (Aug-2008)
Principal balance:	$2,505.20	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Prosper lender seeking capital
Purpose of loan:
This loan will be used for a similar purpose of my previous Prosper loan - working capital for my business. My office landlord is struggling somewhat financially and has given me the offer to pay the next four months rent in advance and he won't increase my lease renewal at the beginning of the year. I want to help him out so I thought I would fund this through Prosper and help you out, too. I have never missed a Prosper payment with my last loan. This loan will pay that one off so my new net payment will less than what my office rent increase would be for next year so everybody wins!

Bid with confidence:
First of all, this loan will get paid by my business so the personal credit rating is somewhat irrelevant. To explain my situation, however, some of my past late payments from when I first started my own business have not yet been cleared off of my credit (7 yrs can be a long time but we've come a long way!).? Once my wife finished going back to school and got back in the workforce over?4 years ago we have pretty much stayed current.?? As you?can see my credit rating is trending up.? I am actually a B or C credit rating despite the?HR I am being given by Prosper due to the current delinquency listed on my credit.??The late payment listed is a mortgage payment on a rental property I own.? Our last tenants moved out and as new ones moved in this month the rent payment to me arrived a little late. It has been paid since.? I would have waited until next month for this to clear off of my credit report but need to get my landlord paid by early Sept to get the deal he is offering.

Most importantly, I have never missed a payment nor paid late on my previous Prosper loan.? I am a Prosper lender as well with over $1.3K invested and I?offer a great return on a solid investment!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 11.23%	Starting monthly payment:	$63.72

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-2000	Debt/Income ratio:	5%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,552	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stewiedude	Borrower's state:	Oregon	Borrower's group:	Renewed Financial Horizons
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Oct-2008) 700-720 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Paying off credit card
Purpose of loan:
I have one last piece of credit card debt that I would like to pay off at a lower rate. My last Prosper loan was successful, so I thought I'd use it again.

My financial situation:
I am a good candidate for this loan because I have never missed a payment on any of my loans and am responsible with my money. I also successfully paid back my last Prosper loan on time.

Monthly net income: $ 2700
Monthly expenses: $ 2300
??Housing: $ 980
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and student loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$143.70

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	44%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,264	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	crywoo35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills and credit cards
Purpose of loan:
This loan will be used to?1 car,?pay off taxes, dental and credit cards.

My financial situation:
I am a good candidate for this loan because?i have had to learn the hard way about debt and as i have gotton older i am more responsible and determind to get my credit and priortys straight... please help me prove i can do this... thank you?

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $0
??Insurance: $ 323.00
??Car expenses: $ aprox 1200.00
??Utilities: $ 375.00
??Phone, cable, internet: $ 400.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 800.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$414.79

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	35%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$131	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	coco07	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	760-780 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	740-760 (Dec-2007)
Principal balance:	$10,561.26	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidate my Current Prosper Loan
Purpose of loan:
This loan will be used to Consolidate my current Prosper loan and the left over funds will be invested into prosper. I have been able to payoff half of the current loan I had of $20K I did apply with my credit union to consolidate my current prosper loan?but I still like the idea of giving people like me the opportunity to get benefit to make money. I like to know if you will be as competitive?in the rate.

My financial situation:
I work full time in addition to the business. My wife and Son, whose information is not included, Also work full time and get $1300 for housing expenses from my son every month and my wife contributes with the food and $1000 every month.
No bankrupcies or repossessions. I also have cash in CD's Accounts as well as cash on hand. I am very conservative on how I use my credit and like to keep my self from any debt not needed. Thank you for your Bids!!!! you won't be dissapointed.

Net income $ 5100

Rent $900.00
Car Insurance $120.00
Cars $ Paid
Utitlities $80.00
Cable, Phone, Internet $90.00
Food $ (My wife takes care of food)
Entertaiment $200.00

Total Expenses $ 1390.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$678.15

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1993	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	9y 2m
Amount delinquent:	$450	Revolving credit balance:	$149,375	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	gge	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008) 680-700 (Mar-2008) 680-700 (Oct-2007)
Principal balance:	$6,790.20	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
equipment for booming business
Purpose of loan:
This loan will be used to? combine debt used to repair rentals (we had seven open for six months) and purchase?one additional plow truck and one plow?for my booming Property Preservation business.? I started this business 5 years ago but because of the foreclosure numbers, my business has gone crazy.? I do not owe anyone any?late payments?and all accounts have been current.? I am in a legal dispute with a propane company and am debating charges with a refuse company and it has really hit my credit hard. Unfortunately I have a problem with standing on my principals.?I have a large debt load because three rental homes are on lines of credit and one is on a credit card.? We had always bought a home with cash and turned around and gotten a mortgage on it. Since the foreclosure have hit, we are not able to do this and it left a home on a credit card. (4.9% so I am not complaining).? I already have two trucks I have looked at and just need the funds.? I also want to put my business debt and the trucks on this loan. Debt is around 9500 and truck is 7000 and the extra plow is 1500.

My financial situation:
I am a good candidate for this loan because?
I currently have a prosper loan and have perfect payments.?
Monthly net income: $
23000
Monthly expenses: $
??Housing: $ 1341+ rentals
??Insurance: $ 975 +rentals
??Car expenses: $?400? (gas?and insurance?- own everything free and clear)
??Utilities: $?175
??Phone, cable, internet: $ 225
??Food, entertainment: $600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$244.10

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1990	Debt/Income ratio:	6%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	19	Length of status:	13y 11m
Amount delinquent:	$34,139	Revolving credit balance:	$2,171	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generous-principal	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to complete the amount that I need to pay off my high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a excellent job with the federal government. Also, I have currently been working in the same field for 21 years and with the government for over 14 years.

Monthly net income: $ 5,884

Monthly expenses: $
??Housing: $ 1072
??Insurance: $ 77
??Car expenses: $ 175
??Utilities: $ 150
??Phone, cable, internet: $ 105
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 325
??Other expenses: $ 550
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2002	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	19y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,167	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-orbit	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1 creditcard,medical,personal
Purpose of loan:
This loan will be used to? Pay off one credit card and one medical bill and some items for the home.

My financial situation:
I am a good candidate for this loan because?I always pay my bills on time and have for many years.?

Monthly net income: $ 1800-2000

Monthly expenses: $ 1400
??Housing: $ 400
??Insurance: $ 75
??Car expenses:???Utilities: $ 75
??Phone, cable, internet: $ 175
??Food, entertainment: $?300??Clothing, household expenses $ 100
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2001	Debt/Income ratio:	52%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	green-commerce-utensil	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Patent filing and presentation cost
Purpose of loan:
This loan will be used to pay professional fees for?the filing of a full patent with the US Patent Office in addition to funding travel expenses necessary to present and promote a product I wish to develop.? That is, I will be?on a road show to present my product and attempt to raise?development costs from?a group of?venture capital firms.?

My financial situation:
I am a good candidate for this loan because I generate sufficient income to repay it. I have repaid all debts for which I was obligated despite having several accounts go into collection during times of unemployment which the content of my credit report will verify.? I have never walked away from a debt.? I have never nor will I ever file for bankruptcy.? I operate on the principal that "you borrow money, you pay it back!"

Monthly net income: $4,167.67

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 600??
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $ 400
??Clothing, household expenses $300
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	11	Length of status:	4y 8m
Amount delinquent:	$9,858	Revolving credit balance:	$445	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	powerful-social	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helo finance a dream
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? my son is fully dependent on me to succeed.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 60????????
??Car expenses: $ 200????
??Utilities: $ 110
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	31%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$51,945	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	shrewd-leverage	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Plumbing work
Purpose of loan:
This loan will be used to?redo the plumbing in a house we just bought for well under market value, and we cannot get a home equity line of credit until we've own the house for a year?

My financial situation:
I am a good candidate for this loan because?i have a steady job, high income, with a bonus, and a big tax return (with Obama's $8K) coming with 6 months......

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 2900
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 95
??Food, entertainment: $ 400
??Clothing, household expenses $?minimal for now
??Credit cards and other loans: $?1000
??Other expenses: $ minimal for now
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$101.08

Auction yield range:	11.23% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	40	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,700	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	golden-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improve Credit Worthiness
Purpose of loan:
To improve my credit worthiness My financial situation:
I am a good candidate for this loan because I'm a hard working person and always pay my bills in full.

Monthly net income: $ 3800.00

Monthly expenses: $ 400.00
??Housing: $1200.00
??Insurance: $paid in full at start of year
??Car expenses: $0
??Utilities: $80.00
??Phone, cable, internet: $30.00
??Food, entertainment: $150.00
??Clothing, household expenses $80.00
??Credit cards and other loans: $75.00
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$159.53

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	28%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	53	Length of status:	3y 8m
Amount delinquent:	$94	Revolving credit balance:	$14,230	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generosity-blossom	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my vet bill
Purpose of loan:
This loan will be used to?
Pay off my Care Credit Account which was used to pay for three animals I took financial responsibility for since their owners couldn't afford their treatments. Now paying an interest rate of 22%, and I just need a lower rate so I can pay it off faster
My financial situation:. Paycheck to paycheck
I am a good candidate for this loan because?
I can make the payments, just want a much lower interest rate
Monthly net income: $ $6,000-7,000

Monthly expenses: $
??Housing: $1,150
??Insurance: $650
??Car expenses: $400
??Utilities: $300
??Phone, cable, internet: $200
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $2000
??Other expenses: $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1990	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,513	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	5
Screen name:	checkpix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,850.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$1,739.85	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay Off Higher Interest Loans
Purpose of loan:
To pay off my higher interest loans. Much of what I pay each month goes to servicing interest.

My financial situation:
I own Checkmate Pictures,?in business for more than 10 years. Business is picking up along with my income and credit score.I've weathered the worst of the recession.? In fact, I? just won my first Emmy Award. I have paid off my car and edit system. I have showed I'm a very low risk by paying my previous Prosper Loan faithfully every month. I haven?t been late with any loan payments in five years. I?ll use the money to simply pay off the highest interest loans I took out when my credit score was lower. This will cut my payments. By lowering the percentage of credit line that I?m using, I?ll further improve my FICO score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	61	Length of status:	2y 8m
Amount delinquent:	$68,722	Revolving credit balance:	$407	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	sincere-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $3000

Monthly expenses: $0
??Housing: $0
??Insurance: $65
??Car expenses: $300
??Utilities: $
??Phone, cable, internet: $200
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.43

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1994	Debt/Income ratio:	63%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	81	Length of status:	1y 7m
Amount delinquent:	$1,229	Revolving credit balance:	$7,877	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	7
Screen name:	JILLNJACK2004	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,025.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Dec-2007) 620-640 (Nov-2007) 560-580 (Jul-2007)
Principal balance:	$560.04	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Need to pay off cc's!!!
Purpose of loan:
Need to pay off my credit cards, I have several with high interest, low balances that I want to close and get rid of entirely.?
My financial situation:I have worked in the health care industry for the last 19 months and have recently relocated to Colorado.? I need to eliminate my cc debt!!? I have a current loan with Prosper~this would be my 2nd loan.? I have paid consistently for over a year and have paid off half my loan.? I want to explain that I did have a bankruptcy in 2004 that was discharged (due to a nasty divorce) and I have been consistently working to get the other negative items off of my credit.?
Monthly net income: $ 1800????????

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 140
??Car expenses: $ 350
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 30
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$221.60

Auction yield range:	8.23% - 25.00%	Estimated loss impact:	9.10%
Lender servicing fee:	1.00%	Estimated return:	15.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$119	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	greenback-orchestra	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
We are doing well in this economy!
Purpose of loan:
This loan will be used to?help with the purchase of another Unishippers franchise territory. My company (Creative Control LLC) has been in the business of operating and managing Unishippers franchises for 7 years. We currently own or manage 9 franchise territories in ME,NH,MA,OH and GA with yearly revenue approaching 5 million. Just looking for some liquid cash to help with a new aquisition. Thanks for your interest and please contact me with questions or concerns.

My financial situation:
I am a good candidate for this loan because?I am a financially solvent and responsible business owner looking to expand by aquiring new undervalued territories currently for sale in the depressed market. I don't spend beyond my means and have very little personal debt (my debt to income ratio is 9%). I am diligent with my payments and understand the value of having great credit. I currently gross $10,500 monthly clearing $7000. I have the following expenses: mortgage/taxes: $2400 condo dues $100 auto $670 utilities $300 college loans $295 auto insurance $50 credit card payments $100 food $400 gas $200 misc. $400 total expenses $4910.00. Total monthly expendable income: $2090.00. I'm looking for this loan as I am also currently saving much of my expendable income for a down payment on a new home and would like a loan for the business use.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2005	Debt/Income ratio:	53%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unbeatable-p2ploan1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
want one payment instead several
Purpose of loan:
This loan will be used to?
lighten my finances down to one payment
My financial situation:
I am a good candidate for this loan because? i have good credit and i have a fiance to help me.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $
??Insurance: $ 60
??Car expenses: $ 275
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$544.02

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,946	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	TexasHeath	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Has To Go
Purpose of loan:
This loan will be used to pay off a couple of credit cards that have recently raised my interest rates, but not because of delinquency on my part. I've always paid on time, but let's face it, credit card interest rates are simply exorbitant, and I'm not making much head-way on paying off the only debt I have left.

My financial situation:
I am a good candidate for this loan because I have no other debt, my vehicles are both paid for

Monthly net income: $?2000

Monthly expenses: $
??Housing: $ 300 - rent
??Insurance: $ 60 - vehicle
??Car expenses: $ 100 (fuel)
??Utilities: $ 350
??Phone-Cell, cable, internet: $ 135
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0 - if I obtain this loan, otherwise $550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 15	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	29	Length of status:	1y 1m
Amount delinquent:	$4,178	Revolving credit balance:	$185,173	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thinker5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-term Working Capital
Purpose of loan:
This loan will be used to provide working capital for 30-60 days only while I am waiting to get paid on variuos projects totalling $150,000.

My financial situation:
I am a good candidate for this loan because I am a CPA with 30 years of business experience.? I have $400,000 of equity in two homes.?
I am willing to pay very high interest rate for a very good return for the investors here at Prosper.com.? Up to 34+% and more points if needed.

Monthly net income: $ 10,000

Monthly expenses: $ 10,000
??Housing: $ 4,000
??Insurance: $ 500
??Car expenses: $ 500
??Utilities: $ 500
??Phone, cable, internet: $ 500?
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,358	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	artcleveland	Borrower's state:	Arizona	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	560-580 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Home Improvements
?Landscaping back yard.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1993	Debt/Income ratio:	10%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	36	Length of status:	2y 3m
Amount delinquent:	$27,942	Revolving credit balance:	$4,163	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	6
Screen name:	Kayceesdad	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1500 Needed to pay Medical bill
Purpose of loan:
This loan will be used to? Pay some unexpected medical bills.

My financial situation:
I am a good candidate for this loan because? I have a great job and was just promoted to Dist Manager so it is secure and I have been there two and a half years, I have been married for 17 years, own and live in the same home for 5 years. Had some bad luck with a previous employer and lost all my retirment and saving trying to recover but I am back on my feet and need to pay this bill in full to keep it off my credit I am trying to improve,

Monthly net income: $6500

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 200
??Car expenses: $ 690
??Utilities: $ 550
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ na
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.73%	Starting borrower rate/APR:	23.73% / 26.28%	Starting monthly payment:	$58.64

Auction yield range:	8.23% - 22.73%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	30%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$45,078	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mychoice46	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,025.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 580-600 (Dec-2007) 560-580 (Nov-2007) 600-620 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
"Rebuilding"
First of all, I would like to thank each and everyone that supported me in funding my last loan, or which I have paid in full without default. Hello?I am full time US Army soldier with 21 years of service. With?two previous and paid loan with prosper.History: This is an attempt to obtain a new loan, my last two loans was a three year loans which?I paid both on time and early. Purpose: I plan use this loan for some personal moving and storage expenses while in transistion to my new duty station at Ft Campbell KY. The Army will reimburst me once my move is completed. But since I am renting at my new duty station?I ?have delayed the shipment of my household good due to space.? I know that if you invest in me, you will i will no be a disappointment.?However rest assured that I will continue to pay my loan on time as I did with the previous two?loan. Thanks in advance for your suppport
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$207.98

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1997	Debt/Income ratio:	38%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,847	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kblast	Borrower's state:	NewYork	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 9% )	560-580 (Aug-2008) 540-560 (Jul-2008) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Business Debt Consolidation
Purpose of loan:
Pay off high rate revolving balances.?
My financial situation:
I have my own financial services business with a major insurance carrier.? Despite the economic conditions I have maintained 30-40% annual revenue growth for the last three years in the business and my target is to continue this rate of growth even if it means working harder in the current economic climate.? During the first few years in the business, I spent heavily on marketing, which is where the revolving balances came from.? I paid off my first Prosper loan less than a year after origination and I am seeking to transfer another?$5K more of my revolving credit lines to this Prosper installment loan.? This will bring my revolving credit utilization down to below 50% and will bring me a step closer to wiping out existing unsecured debt.

Monthly net income: $ 2800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 92
??Car expenses: $?0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $?150
??Clothing, household expenses $?50
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	59	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,194	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wpnykev34	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 5% )	640-660 (Apr-2008) 600-620 (Sep-2007)
Principal balance:	$3,076.64	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying some medical bills
Purpose of loan:
This loan will be used to pay off a few medical bills.

My financial situation:
I am a good candidate for this loan because I am an existing Prosper member with a good payment history.?

Monthly net income: $2600

Monthly expenses: $
??Housing: $990
??Insurance: $200
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $165
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.